(RULE 14A-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /  /

CHECK THE APPROPRIATE BOX:
/  / Preliminary Proxy Statement
/X / Definitive Proxy Statement
/  / Definitive Additional Materials
/  / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
/  / Confidential, for use of the Commission only (Rule 14a-6(e)(2))

                   Washington Mutual Investors Fund, Inc.
               (Name of Registrant as Specified In Its Charter)
                           Howard L. Kitzmiller
                  (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ No fee required.
/  / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

 1)  Title of each class of securities to which transaction applies:
 2)  Aggregate number of securities to which transaction applies:
 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filling fee is calculated and state how it was determined):
 4)  Proposed maximum aggregate value of transaction:
 5)  Total fee paid:

/  / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number of the Form or Schedule and the date of its filing.

 1)  Amount Previously paid:
 2)  Form, Schedule or Registration Statement No.:
 3)  Filing Party:
 4)  Date Filed:

              [THE AMERICAN FUNDS GROUP-REGISTERED TRADEMARK-LOGO]

                      WASHINGTON MUTUAL INVESTORS FUND-SM-

                               -----------------

                            MEETING OF SHAREHOLDERS

                            ------------------------

                                IMPORTANT NOTICE

    A meeting of shareholders of Washington Mutual Investors Fund will take place on December 5, 2001.

    You don't need to attend the meeting to participate. But it's important that you take a few minutes to read the enclosed material and vote your shares. You can vote by the Internet, by telephone or by mailing your completed and signed proxy card(s) in the enclosed postage-paid envelope. Unless you plan to attend the meeting in person, you must respond in one of these ways in order for your vote to be counted.

    No matter how many shares you own, your vote is important. Your prompt response will help reduce proxy costs -- which are paid for by the Fund and its shareholders -- and will also help you avoid receiving follow-up telephone calls or mailings. Voting by the Internet or telephone lowers proxy costs even further.

    We encourage you to read the attached Proxy Statement in full. Mutual funds are required to obtain shareholders' approval for certain issues. As a shareholder, you have a right to vote on these issues.

                      IMPORTANT VOTING INFORMATION INSIDE

                     WASHINGTON MUTUAL INVESTORS FUND, INC.
                             ---------------------

                       NOTICE OF MEETING OF SHAREHOLDERS
                                DECEMBER 5, 2001
                            ------------------------

TO THE SHAREHOLDERS OF
WASHINGTON MUTUAL INVESTORS FUND, INC.:

    A Meeting of Shareholders of Washington Mutual Investors Fund (the "Fund") will be held at the Annapolis Marriott Waterfront, 80 Compromise Street, Annapolis, Maryland on Wednesday, December 5, 2001 at 2:00 p.m., local time, to consider and vote on the following matters described under the corresponding numbers in the accompanying Proxy Statement:

    (1) Election of a Board of 12 Directors;

    (2) Approval of an amendment to the Fund's Articles of Incorporation reducing the par value per share of the Fund's capital stock (but having no effect on the value of your shares) from $1.00 to $0.001;

    (3) Ratification of the selection of PricewaterhouseCoopers LLP as independent accountant for the Fund for the fiscal year 2002; and

    (4) Such other matters as may properly come before the meeting.

    The Board of Directors has fixed the close of business on September 20, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

    THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE MEETING UNLESS THE HOLDERS OF A MAJORITY OF THE SHARES OF THE FUND OUTSTANDING ON THE RECORD DATE ARE PRESENT IN PERSON OR BY PROXY. WE URGE ALL SHAREHOLDERS TO VOTE THEIR SHARES BY MAIL, TELEPHONE OR THE INTERNET. IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS. YOU MAY REVOKE IT AT ANY TIME BEFORE ITS USE. IF YOU SIGN IT YOU WILL STILL BE ABLE TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                 By Order of the Board of Directors,

                                         HOWARD L. KITZMILLER
                                              SECRETARY

October 8, 2001

                                   IMPORTANT
     YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY VOTING YOUR SHARES BY MAIL, TELEPHONE OR THE INTERNET. IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE OR THE INTERNET, PLEASE FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED INSERT.

                     WASHINGTON MUTUAL INVESTORS FUND, INC.

                 1101 Vermont Avenue, NW, Washington, DC 20005

                            ------------------------

                                PROXY STATEMENT
                            MEETING OF SHAREHOLDERS
                                DECEMBER 5, 2001

                            ------------------------

    The enclosed Proxy is solicited by the Board of Directors of the Fund in connection with the Meeting of Shareholders (the "Meeting") to be held at the Annapolis Marriott Waterfront, 80 Compromise Street, Annapolis, Maryland on Wednesday, December 5, 2001 at 2:00 p.m., local time.

    If you complete and sign the enclosed proxy card, your shares will be voted exactly as you instruct. If you simply sign the proxy card, without otherwise completing it, your shares will be voted for the below nominated directors and in favor of all proposals. You can revoke a proxy card before its exercise, either by filing with the Fund a written notification of revocation, or by delivering a duly executed proxy card bearing a later date, or by attending the Meeting and voting in person. Shareholders who return proxies marked as abstaining from voting on one or more of the proposals are treated as being present at the meeting for purposes of obtaining the quorum necessary to hold the meeting, but are not counted as part of the vote necessary to approve the proposal(s). When a broker or nominee holding Fund shares for a customer in Street or Nominee Name returns a properly executed proxy accompanied with instructions to withhold authority to vote because the broker has not received instructions and is not authorized to vote without instruction, those shares will be treated as abstentions. This Proxy Statement and proxy card were first mailed to shareholders on or about October 8, 2001.

    The Fund is a fully managed, diversified, open-end investment company that issues four classes of shares -- Class A, Class B, Class C and Class F. At the close of business on September 20, 2001, the record date fixed by the Board of Directors for the determination of shareholders entitled to vote at the Meeting, the following were the outstanding share balances for the four classes of shares: 1,654,497,047 Class A shares; 17,221,305 Class B shares; 6,238,297
Class C shares; and 4,992,846 Class F shares. Each share is entitled to one vote. Class A, B, C and F shares will vote together on all proposals. There is no provision for cumulative voting.

No person of record owned or was known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund.

    With respect to the election of directors (Proposal 1), the twelve nominees receiving the highest number of votes will be elected, provided a quorum is present. The vote required to approve the proposed amendment to the Articles of Incorporation (Proposal 2) is the affirmative vote of more than 50% of all outstanding voting shares on the record date. The vote required to ratify the Board's selection of Independent Accountants (Proposal 3) is the affirmative vote of a majority of all shares present in person or represented by proxy.

    If sufficient votes are not received by the Meeting date to approve any proposal or to establish a quorum, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law, to permit further solicitation of proxies. The persons named as proxies may vote all proxies in favor of such adjournment.

    The results of all matters addressed at the Meeting will be reported in the next printed report to shareholders.

PROPOSAL 1:  ELECTION OF DIRECTORS

    Twelve directors are to be elected at the Meeting, each to hold office until their resignation or removal and until a successor is elected and qualified. Because we do not expect meetings of shareholders to be held each year, the directors' terms will be indefinite in length. Directors who resign or retire may be replaced by the Fund's Board of Directors so long as after making the appointment two-thirds of the directors have been elected by shareholders.

    Cyrus A. Ansary, James H. Lemon, Jr., Harry J. Lister, T. Eugene Smith and Margita E. White were elected by shareholders at their last meeting on October 14, 1990. James C. Miller III was elected by the Board of Directors effective October 16, 1992. Fred J. Brinkman, Daniel J. Callahan III and Leonard P. Steuart, II were elected by the Board of Directors effective January 1, 1997. Charles A. Bowsher, J. Knox Singleton and Jeffrey L. Steele have been nominated by the Board of Directors. Messrs. Bowsher and Singleton currently serve on the Fund's Advisory Board and Mr. Steele is currently Executive Vice President of the Fund.

    Each of the nominees has agreed to serve as a director if elected. If, due to presently unforeseen circumstances, any nominee should not be available for election, the persons named as proxies will vote the signed but unmarked Proxies and those marked for the nominated directors for such other nominee as the present directors may recommend (if any). The tables below set forth certain information regarding the nominees.

    Each of the nominees who is classified as an "interested person" is considered an "interested person" of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of his affiliation with Washington Management Corporation (the "Business Manager"), a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated.

    Stephen Hartwell, Chairman of the Board of Directors of the Fund since 1985, will retire from the Board at the conclusion of the shareholder meeting, but, upon nomination and election by the Board of Directors, has agreed to serve as Chairman Emeritus. At such time, Mr. Lemon (currently Vice-Chairman) will become Chairman, Mr. Lister (currently President) will become Vice Chairman, and
Mr. Steele (currently Executive Vice President) will become President of the
Fund.

                         DIRECTOR / NOMINEE INFORMATION

                                                                                     NUMBER OF
                                                                                 PORTFOLIOS(2) IN
                                                                                   FUND COMPLEX
          NAME             YEAR FIRST                                               OVERSEEN BY          OTHER DIRECTORSHIPS(3)
   POSITION WITH FUND      ELECTED A                  PRINCIPAL                     DIRECTOR OR             HELD BY DIRECTOR
           AGE              DIRECTOR                OCCUPATION(1)                     NOMINEE                  OR NOMINEE
-------------------------  ----------  ----------------------------------------  -----------------  --------------------------------
                                                INDEPENDENT DIRECTORS
Cyrus A. Ansary              1984      President, Investment Services                3              The Growth Fund of Washington
 Director                               International, LLC(4)
 67
Charles A. Bowsher          Nominee    Retired Comptroller General of the            1              DeVry, Inc.;
 Director Nominee &                     United States                                               Newport News Shipbuilding, Inc.
 Advisory Board Member
 70
Daniel J. Callahan III       1997      Vice Chairman and Treasurer, The Morris       1              WGL Holdings, Inc.
 Director                               and Gwendolyn Cafritz Foundation
 69
James C. Miller III          1992      Counselor, Citizens for a Sound Economy       3              Atlantic Coast Airlines, Inc.
 Director
 59
J. Knox Singleton           Nominee    President and Chief Executive Officer,        1              Healthcare Realty Trust, Inc.
 Director Nominee &                     INOVA Health System
 Advisory Board Member
 53
T. Eugene Smith              1988      President, T. Eugene Smith, Inc.(5)           3              The Growth Fund of Washington
 Director
 71
Leonard P. Steuart, II       1997      Vice President, Steuart Investment            1              The Growth Fund of Washington
 Director                               Company(6)
 66
Margita E. White             1988      Retired President, Association for            3              The Growth Fund of Washington;
 Director                               Maximum Service Television Inc.                             Leitch Technology Corp.
 64

                                                                                     NUMBER OF
                                                                                 PORTFOLIOS(2) IN
                                                                                   FUND COMPLEX
          NAME             YEAR FIRST                                               OVERSEEN BY          OTHER DIRECTORSHIPS(3)
   POSITION WITH FUND      ELECTED A                  PRINCIPAL                     DIRECTOR OR             HELD BY DIRECTOR
           AGE              DIRECTOR                OCCUPATION(1)                     NOMINEE                  OR NOMINEE
-------------------------  ----------  ----------------------------------------  -----------------  --------------------------------
                                                 INTERESTED DIRECTORS
Fred J. Brinkman             1997      Senior Financial Consultant, Washington       1              --
 Director                               Management Corporation
 72                                    Retired Area Managing Partner, Arthur
                                        Andersen, LLP
James H. Lemon, Jr.          1979      Chairman & Chief Executive Officer, The       3              The Growth Fund of Washington
 Vice Chairman &                        Johnston- Lemon Group, Incorporated(7)
 Director
 65
Harry J. Lister              1986      Director & President, Washington              3              The Growth Fund of Washington
 President & Director                   Management Corporation
 65
Jeffrey L. Steele           Nominee    Director & Executive Vice President,          1              --
 Executive Vice                         Washington Management Corporation
 President & Director                  Former Partner, Dechert Price and Rhoads
 Nominee
 56

    THE ADDRESS FOR ALL DIRECTORS IS THE OFFICE OF THE FUND, 1101 VERMONT AVENUE, SUITE 600, WASHINGTON, DC 20005.
----------------------------------
(1) Reflects current principal occupation and principal employment during the past five years. Corporate positions may have changed during the period.

(2) This number reflects the total number of separate portfolios that a director/nominee would oversee once elected. In each instance where a director of the Fund serves on other funds affiliated with The American Funds Group, such service is as a trustee of The Tax-Exempt Fund of Maryland and The Tax Exempt Fund of Virginia, both portfolios of The American Funds Tax-Exempt Series I.

(3) This includes all directorships (other than those in the American Funds Group) that are held by each director/nominee as director of a public company or a registered investment company.

(4) The principal business of Investment Services International, LLC is a holding company for various operating entities.

(5) The principal business of T. Eugene Smith, Inc. is real estate consulting, planning and development.

(6) The principal business of Steuart Investment Company is real estate investment and operation.

(7) The principal business of The Johnston-Lemon Group, Incorporated is a financial services holding company.

                        COMPENSATION AND FUND OWNERSHIP

                                                     AGGREGATE COMPENSATION
                                                     (INCLUDING VOLUNTARILY                             AGGREGATE DOLLAR RANGE(3)
                                                    DEFERRED COMPENSATION)(2)                            OF SHARES OWNED IN ALL
                                 AGGREGATE            FROM FUNDS ADVISED BY                                 FUNDS OVERSEEN BY
                         COMPENSATION(1) (INCLUDING   CAPITAL RESEARCH AND                                 DIRECTOR OR NOMINEE
                            VOLUNTARILY DEFERRED       MANAGEMENT COMPANY     AGGREGATE DOLLAR RANGE(3)    WITHIN THE AMERICAN
                         COMPENSATION)(2) FROM THE  OR ITS AFFILIATES DURING   OF SHARES OWNED IN THE         FUNDS FAMILY
                          FUND DURING FISCAL YEAR       FISCAL YEAR ENDED            FUND AS OF                   AS OF
          NAME              ENDED APRIL 30, 2001         APRIL 30, 2001          SEPTEMBER 20, 2001        SEPTEMBER 20, 2001
------------------------ -------------------------- ------------------------- ------------------------- -------------------------
                                                      INDEPENDENT DIRECTORS
Cyrus A. Ansary                    $57,500                   $60,500             more than $100,000        more than $100,000
Charles A. Bowsher                 $ 8,000(4)                $ 8,000(4)            $10,001-$50,000           $10,001-$50,000
Daniel J. Callahan III             $56,000                   $56,000             more than $100,000        more than $100,000
James C. Miller III                $55,500                   $56,100             more than $100,000        more than $100,000
J. Knox Singleton                  $ 8,000(2/4)              $ 8,000(2/4)         $50,001-$100,000          $50,001-$100,000
T. Eugene Smith                    $58,000                   $61,700             more than $100,000        more than $100,000
Leonard P. Steuart, II             $56,500(2)                $56,500(2)          more than $100,000        more than $100,000
Margita E. White                   $57,500                   $58,100             more than $100,000        more than $100,000

                                                      INTERESTED DIRECTORS
Fred J. Brinkman                      None(5)                   None(5)          more than $100,000        more than $100,000
James H. Lemon, Jr.                   None(5)                   None(5)          more than $100,000        more than $100,000
Harry J. Lister                       None(5)                   None(5)          more than $100,000        more than $100,000
Jeffrey L. Steele                     None(5)                   None(5)          more than $100,000        more than $100,000

----------------------------------
(1) Each director is currently paid a fee of $46,000 per annum plus $2,000 for each Board of Directors meeting attended and $1,000 for each Committee meeting of the Board of Directors (with an additional $500 for the Chairman of the Committee).

(2) Independent directors and Advisory Board members may elect to defer compensation under a non-qualified deferred compensation plan adopted by the Fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by each participant. Since the Plan's adoption, the total amount of deferred compensation accrued by the Fund (plus earnings thereon) through the 2001 fiscal year for the nominees is as follows: Leonard P. Steuart, II ($264,099) and J. Knox Singleton ($28,885). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Fund until paid to the Director or Advisory Board Member.

(3) Ownership disclosure is made using the following ownership ranges: none, $1-10,000; $10,001-50,000; $50,001-100,000 and over $100,000. The amounts listed include any shares owned through the deferred compensation plan as described above.

(4) Charles A. Bowsher and J. Knox Singleton received compensation from the Fund for their service as members of the Advisory Board of the Fund.

(5) Fred J. Brinkman, James H. Lemon, Jr., Harry J. Lister and Jeffrey L. Steele are affiliated with the Fund's Business Manager and, accordingly, receive no remuneration from the Fund.

    The Fund has an Audit Committee composed of four directors who are not considered "interested persons" of the Fund within the meaning of the 1940 Act ("independent directors"): Cyrus A. Ansary, Daniel J. Callahan III, James C. Miller III (Chair), and T. Eugene Smith. The function of the Committee is the oversight of the Corporation's accounting and financial reporting policies. The Committee acts as a liaison between the Fund's independent auditors and the full Board of Directors.

    The Fund has a Governance Committee composed of Cyrus A. Ansary (Chair) and all other independent directors. The Committee's functions include reviewing all contracts and agreements with the Fund, as required by the 1940 Act and the rules thereunder. The Committee reports its recommendations to the full Board of Directors. In addition, the Committee periodically reviews such issues as the Board's composition, responsibilities, committees and compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates candidates for independent directors to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Governance Committee of the Fund, c/o the Fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.

    The Fund has a Proxy Committee composed of Fred J. Brinkman, T. Eugene Smith and Margita E. White (Chair). The Committee's functions include establishing and reviewing procedures and policies for voting of proxies of companies held in the Fund's portfolio, making determinations with regard to certain contested proxy voting issues and discussing related current issues.

    There were six Board of Directors, one Audit Committee, one Proxy Committee and three Governance Committee meetings during the fiscal year ended April 30, 2001. All incumbent directors attended more than 80% of all Board meetings and meetings of the Committees of which they were members.

                             ADVISORY BOARD MEMBERS

    The Board of Directors has established an Advisory Board whose members are, in the judgment of the directors, highly knowledgeable about business, political or economic matters. In addition to holding meetings with the Board of Directors, members of the Advisory Board, while not participating in specific investment decisions, consult from time to time with the Investment Adviser, primarily with respect to industry diversification and number of issues to be held. Members of the Advisory Board, however, possess no authority or responsibility with respect to the Fund's investments or management.

                                                                                   ADVISORY
                                                                                    BOARD
       NAME                                                                         MEMBER      OTHER DIRECTORSHIPS(3) HELD BY
        AGE                            PRINCIPAL OCCUPATION(1)                     SINCE(2)          ADVISORY BOARD MEMBER
-------------------  ------------------------------------------------------------  --------  -------------------------------------
Mary K. Bush         President, Bush International Inc.(4)                           1995    Brady Corporation;
  53                                                                                         MasTec Inc;
                                                                                             Mortgage Guaranty
                                                                                             Insurance Corporation; Pioneer Funds;
                                                                                             Texaco;
                                                                                             RJReynolds

Louise M. Cromwell   Senior Counsel, Shaw Pittman                                    2001    Crestline Capital Corporation
  56

Katherine D. Ortega  Former Treasurer of The United States (1983-1989)               1997    The Kroger Co.;
  67                                                                                         Ralston Purina Company;
                                                                                             Rayonier Inc.;
                                                                                             Ultramar Diamond Shamrock Corporation

C. Richard Pogue     Retired Executive Vice President, Investment Company            2001    FAM Equity-Income Fund;
  64                 Institute                                                               FAM Value Fund

Linda D. Rabbitt     President, Rand Construction Corporation                        2001
  53

William J. Shaw      President and Chief Operating Officer, Marriott                 2001    Marriott International
  55                 International

    THE ADDRESS FOR ALL ADVISORY BOARD MEMBERS IS THE OFFICE OF THE FUND, 1101 VERMONT AVENUE, SUITE 600, WASHINGTON, DC 20005.
----------------------------------
(1) Reflects current principal occupation and principal employment during the past five years. Corporate positions may have changed during this period.

(2) Advisory Board members serve until respective successors are appointed, or until they resign or are removed.

(3) This includes all directorships that are held by each Advisory Board member as director of a public company or a registered investment company.

(4) The principal business of Bush International Inc. is international financial advisory services.

                              OTHER FUND OFFICERS

           NAME                                                            OFFICER
 (POSITION WITH FUND)(1)                                                 CONTINUOUSLY
           AGE                        PRINCIPAL OCCUPATION(2)               SINCE
--------------------------  -------------------------------------------  ------------
Howard L. Kitzmiller        Director, Senior Vice President, Secretary      1983
 (Senior Vice President,    and Assistant Treasurer, Washington
 Secretary and Treasurer)   Management Corporation
 71

Ralph S. Richard            Director, Vice President and Treasurer,         1953
 (Vice President)           Washington Management Corporation
 82

Lois A. Erhard              Vice President, Washington Management           1983
 (Vice President)           Corporation
 49

Michael W. Stockton         Vice President, Assistant Secretary and         1995
 (Assistant Vice            Assistant Treasurer, Washington Management
 President, Assistant       Corporation
 Secretary and Assistant
 Treasurer)
 34

J. Lanier Frank             Assistant Vice President, Washington            1992
 (Assistant Vice            Management Corporation
 President)
 40

Ashley L. Shaw(3)           Assistant Secretary, Washington Management      2000
 (Assistant Secretary)      Corporation; Attorney/Law Clerk
 32

    THE ADDRESS FOR ALL OFFICERS IS THE OFFICE OF THE FUND, 1101 VERMONT AVENUE, SUITE 600, WASHINGTON, DC 20005.

    No officer, director or employee of the Fund's Business Manager or Investment Adviser or their affiliates received any remuneration from the Fund. All Directors and Officers as a group owned beneficially fewer than 1% of the 1,682,949,495 shares outstanding on September 20, 2001.
----------------------------------

(1) Officers hold office until their respective successors are elected, or until they resign or are removed.

(2) Reflects current principal occupation and principal employment during the past five years. Corporate positions may have changed during the period.

(3)   Ashley L. Shaw is the daughter of James H. Lemon, Jr.

PROPOSAL 2:  APPROVAL OF AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION
             (REDUCTION IN PAR VALUE)

    On September 20, 2001 the Fund's Board of Directors unanimously voted to approve an amendment to the Fund's Articles of Incorporation to reduce the par value of shares of capital stock of the Fund from $1.00 to $.001 per share, and to submit such amendment to the Fund's shareholders with the Board's recommendation that it be approved. The proposed amendment is attached as Exhibit A.

    Under Maryland law, the par value of shares determines the amount of a corporation's stated capital. Stated capital has little meaning for an investment company such as the Fund. However, when the Fund increases its authorized capital stock, it must pay a registration fee to the State of Maryland based on the aggregate par value of the new shares. The Board of Directors therefore recommends that the par value of the Fund's shares of capital stock be reduced in order to save the Fund some expense in connection with any increase in authorized capital stock, if and when any such increase becomes necessary. THIS CHANGE WILL NOT DECREASE THE VALUE OF YOUR SHARES.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.

PROPOSAL 3:  RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS
             INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING APRIL 30, 2002.

    Shareholders are requested to ratify the selection by the Board of Directors (including all of the directors who are not "interested persons" of the Fund as that term is defined in the 1940 Act) of PricewaterhouseCoopers LLP ("PwC") to act as independent public accountants for the Fund for the fiscal year ending April 30, 2002. PwC has served as the Fund's independent public accountant since 1957. No representative of PwC is expected to attend the meeting of shareholders.

    The Audit Committee of the Board of Directors of the Fund, composed exclusively of independent directors, has discussed with PwC representatives the independence of PwC from the Fund and its management, including the matters disclosed in the letter from PwC required by the Independence Standards Board Standard No.1, and also considered whether the provision of non-audit services described below is compatible with maintaining their independence.

    The aggregate fees billed by PwC to the Fund and certain other entities during the Fund's fiscal year ended April 30, 2001 are set forth below:(1)

    AUDIT FEES: The aggregate fees billed to the Fund by PwC for professional services rendered for the audit of the Fund's annual financial statements for the fiscal year ended April 30, 2001 was $78,715.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES: PwC did not provide any professional services, relating to financial information systems design and implementation, to the Fund or any entity affiliated with the Fund during the period.

    ALL OTHER FEES: The aggregate fees billed by PwC for all other professional services rendered to the Fund during the period were $7,500. These fees relate to preparation of state and federal tax returns and review of certain regulatory filings.

    The aggregate fees billed by PwC to the Fund's investment adviser (and its affiliates which provide services to the Fund) for other professional services during the period were approximately $4.5 million. These fees relate primarily to assistance with two information technology projects (managed by an affiliate of the investment adviser) supporting human resource administration and customer relations for entities other than the Fund. These projects were initiated and paid for by the Fund's adviser or its affiliates. The Fund's Adviser and its affiliates provide various services to all of the mutual funds in the American Funds Group.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ITS SELECTION OF PRICEWATERHOUSECOOPERS, LLP.

------------------------

(1) These amounts do not include professional fees for audit services rendered by PwC to other mutual funds in The American Funds Group, which totaled approximately $900,000 during the period.

                                 OTHER MATTERS

    Neither the persons named in the Proxy nor the Board of Directors is aware of any matters that will be presented for action at the meeting other than the matters described above. If any other matters properly requiring a vote of shareholders arise, the proxies will confer upon the person or persons entitled to vote the shares they represent a discretionary authority to vote the shares in respect of any such matters in accordance with their best judgment in the interests of the Fund and its shareholders.

                             SHAREHOLDER PROPOSALS

    Any shareholder proposals for inclusion in proxy solicitation material for a subsequent shareholders meeting should be submitted to the Secretary of the Fund, at the Fund's principal executive offices, 1101 Vermont Avenue, NW, Washington, DC 20005. Any such proposals must comply with the requirements of rule 14a-8 under the Securities Exchange Act of 1934.

    Under the laws of Maryland, where the Fund is incorporated, and the Fund's Articles of Incorporation and By-Laws, the Fund is not required to hold regular meetings of shareholders. Under the 1940 Act, a vote of shareholders is required from time to time for particular matters but not necessarily on an annual basis. As a result, the Fund does not expect to hold shareholders' meetings on a regular basis and any shareholder proposal received may not be considered until such a meeting is held.

                              GENERAL INFORMATION

    Washington Management Corporation is the Business Manager to the Fund and is located at 1101 Vermont Avenue, NW, Washington, DC 20005. Capital Research and Management Company is the Investment Adviser to the Fund and is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821. American Funds Distributors, Inc. is the Principal Underwriter of the Fund's shares and is located at the Los Angeles and Brea addresses above and also at 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.

    The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Fund. The Fund will pay the cost of soliciting proxies, consisting of printing, handling and mailing of the proxies and related materials. In addition to the solicitation by mail, certain officers and directors of the Fund, who will receive no extra compensation for their services, may solicit by telephone, telegram or personally. WE URGE ALL SHAREHOLDERS TO VOTE THEIR SHARES BY MAIL, TELEPHONE OR THE INTERNET. IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. TO VOTE YOUR PROXY BY TELEPHONE OR THE INTERNET PLEASE FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED INSERT.

    You may obtain a copy of the Fund's most recent Annual Report, without charge, by writing to the Secretary of the Fund at 1101 Vermont Avenue, NW, Washington, DC 20005, or by telephoning 800/421-0180. These requests will be honored within three business days of receipt.

                                 By Order of the Board of Directors,

                                         HOWARD L. KITZMILLER
                                              SECRETARY

October 8, 2001

                                                                       EXHIBIT A

                     WASHINGTON MUTUAL INVESTORS FUND, INC.

                             PROPOSED AMENDMENT TO
                     ARTICLES OF INCORPORATION OF THE FUND
                             REDUCING THE PAR VALUE

    The following text shows the provision of the Articles of Incorporation that is to be amended; the text that is lined through shows deletions and the text that is underlined indicates additions. Section VI (a) is amended to read as follows:

                                       VI
                                 CAPITAL STOCK

(a) The total number of shares of capital stock which the Corporation has authority to issue is four billion (4,000,000,000) shares of capital stock (par value -strike thru- $1.00 -end strike thru- -underline $0.001 per share - end underline), amounting in aggregate par value to -strike thru- four billion ($4,000,000,000) - end strikethru- -underline - four million dollars ($4,000,000)-end underline-.All of the authorized shares of capital stock of the Corporation are classified as "common stock". The Board of Directors has further divided and reclassified the common stock of the Corporation into four classes of shares, designated Class A, Class B, Class C and Class F. The authorized shares of each such class of common stock shall consist of the sum of (x) the outstanding shares of that class and (y) one-fourth (1/4) of the authorized but unissued shares of all classes of common stock; PROVIDED HOWEVER, that in the event application of the above formula would result, at the time, in fractional shares of one or more classes, the number of authorized shares of each such class shall be rounded down to the nearest whole number of shares; and PROVIDED, FURTHER, that at all times the aggregate number of authorized Class A shares, Class B shares, Class C shares and Class F shares of common stock shall not exceed the authorized number of shares of common stock (I.E., 4,000,000,000 shares until changed by action of the Board of Directors in accordance with
Section 2-208.1 of the Maryland General Corporation Law). The Board of Directors is hereby empowered to increase or decrease, from time to time, the total number of shares of capital stock or the number of shares of capital stock of any class or series that the Corporation shall have the authority to issue without any action by the shareholders.

                                  THIS NOTICE OF MEETING AND PROXY
                                   STATEMENT HAS BEEN PRINTED ON RECYCLED
                                   PAPER THAT MEETS THE GUIDELINES OF THE
[RECYCLED SYMBOL]                  UNITED STATES ENVIRONMENTAL PROTECTION
                                   AGENCY.


             PROXY CARD     WASHINGTON MUTUAL INVESTORS FUND      PROXY CARD


               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           FOR THE MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 5, 2001

The undersigned hereby appoints Harry J. Lister, Howard L. Kitzmiller, and Ashley L. Shaw, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Meeting of Shareholders to be held at the Annapolis Marriott Waterfront, 80 Compromise Street, Arnold Room, Annapolis, Maryland, on Wednesday, December 5, 2001 at 2:00 p.m., local time, on all matters coming before the meeting and at any adjournment of the meeting.

Please execute, sign and return this proxy. When properly executed, it will be voted exactly as you instruct. If you sign and return this proxy, without otherwise completing it, your shares will be voted FOR the proposals.

VOTE VIA THE INTERNET:  https://vote.proxy-direct.com
VOTE VIA TELEPHONE:  1-800-597-7836
CONTROL NUMBER:  999 9999 9999 999


NOTE: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles.



Signature
Signature of joint owner, if any
Date

                        WASHINGTON MUTUAL INVESTORS FUND

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: []


                                                                      FOR
                                              FOR     WITHHOLD        ALL
1. Election of Directors:                     ALL     ALL             EXCEPT
                                              [ ]     [ ]             [ ]
01       Cyrus A. Ansary                09      T. Eugene Smith
02       Charles A. Bowsher             10      Jeffrey L. Steele
03       Fred J. Brinkman               11      Leonard P. Steuart, II
04       Daniel J. Callahan III         12      Margita E. White
05       James H. Lemon, Jr.
06       Harry J. Lister
07       James C. Miller III
08       J. Knox Singleton
-------  ---------------------------------------------------------------------

     To withhold your vote for any individual nominee, mark the "For All Except" box and write the nominee's number on the line provided below.

     -------------------------------------------------------------------------



2. Approval of amendment to the Fund's Articles FOR AGAINST ABSTAIN of Incorporation reducing the par value per
          share of the Fund's capital stock from $1.00  []    []       []
          to $0.001:
--------  --------------------------------------------------------------------




3.        Ratification of selection of                 FOR  AGAINST ABSTAIN
          PriceWaterhouseCoopers LLP as independent
          public accountant:                           []     []      []
--------  --------------------------------------------------------------------

In their discretion, upon other matters as may properly come before the meeting.

                                    IMPORTANT
Shareholders can help the Fund avoid the necessity and expense of sending follow-up letters by promptly signing and returning this Proxy.
             PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING